EXHIBIT 99.4

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR2
Mortgage Loans
Preliminary Collateral Information As of January 1, 2005

		Minimum	Maximum
Scheduled Principal Balance	$3,320,693,849	$11,175	$2,479,094
Average Scheduled Principal Balance	$533,702
Number of Mortgage Loans	6,222

Weighted Average Gross Coupon	4.200%	3.193%	5.403%
Weighted Average FICO Score	689	580	816
Weighted Average Combined Original LTV	71.13%	11.49%	95.00%

Weighted Average Original Term	365 months	180 months	480 months
Weighted Average Stated Remaining Term	363 months	176 months	479 months
Weighted Average Seasoning	2 months	1 months	4 months

Weighted Average Gross Margin	2.427%	1.420%	3.630%
Weighted Average Minimum Interest Rate	2.427%	1.420%	3.630%
Weighted Average Maximum Interest Rate	9.983%	9.700%	13.600%

Weighted Average Months to Roll	1 months	1 months	1 months

Weighted Average Neg Am Limit	124%	110	125
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Sep 1 2019	Dec 1 2044
Maximum Zip Code Concentration	0.69%	92679

ARM	100.00%

Negam MTA	100.00%

Not Interest Only	100.00%

Prepay Penalty: 12 months	52.61%
Prepay Penalty: 36 months	30.10%
Prepay Penalty: 0 months	17.28%
Prepay Penalty: 30 months	0.02%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

First Lien	100.00%

Reduced Documentation	86.38%
Full Documentation	13.62%

Cash Out Refinance	52.89%
Purchase	32.82%
Rate/Term Refinance	14.28%

Single Family	87.49%
Condominium	8.25%
Two-Four Family	3.32%
Cooperative	0.92%
Townhouse	0.01%

Primary	93.09%
Second Home	4.03%
Investor	2.88%

Top 5 States:
California	57.70%
Florida	6.46%
New York	5.94%
Connecticut	3.39%
New Jersey	3.38%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	50	2,032,284.18	0.06%	4.664	365	76.09	694
50,000.01 - 100,000.00	196	15,323,898.14	0.46%	4.454	359	70.10	667
100,000.01 - 150,000.00	348	44,634,465.95	1.34%	4.342	362	73.16	663
150,000.01 - 200,000.00	445	78,621,628.48	2.37%	4.300	360	73.33	657
200,000.01 - 250,000.00	421	95,240,440.55	2.87%	4.268	362	73.55	660
250,000.01 - 300,000.00	432	119,328,843.95	3.59%	4.262	361	73.26	668
300,000.01 - 350,000.00	360	117,552,776.42	3.54%	4.240	361	74.49	663
350,000.01 - 400,000.00	556	210,112,741.46	6.33%	4.219	362	72.80	672
400,000.01 - 450,000.00	501	213,225,665.04	6.42%	4.202	363	72.34	673
450,000.01 - 500,000.00	391	186,338,324.81	5.61%	4.208	363	71.64	674
500,000.01 - 550,000.00	295	154,572,140.35	4.65%	4.210	361	73.67	673
550,000.01 - 600,000.00	244	140,839,272.95	4.24%	4.188	361	72.78	674
600,000.01 - 650,000.00	246	155,729,858.46	4.69%	4.164	362	71.46	669
650,000.01 - 700,000.00	114	77,474,430.29	2.33%	4.205	365	69.23	673
700,000.01 - 750,000.00	92	67,042,006.37	2.02%	4.220	361	68.96	666
750,000.01 - 800,000.00	247	192,477,615.24	5.80%	4.137	363	72.34	706
800,000.01 - 850,000.00	166	137,686,313.89	4.15%	4.184	363	70.99	700
850,000.01 - 900,000.00	204	179,460,089.67	5.40%	4.151	363	72.52	711
900,000.01 - 950,000.00	132	122,265,162.57	3.68%	4.174	365	70.75	704
950,000.01 - 1,000,000.00	225	221,609,482.76	6.67%	4.162	364	68.57	705
1,000,000.01+	557	789,126,407.23	23.76%	4.196	363	68.52	713
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.000 - 3.499	3	1,301,902.71	0.04%	3.261	358	71.89	675
3.500 - 3.999	758	458,430,314.85	13.81%	3.926	359	70.53	695
4.000 - 4.499	4,963	2,688,155,955.54	80.95%	4.215	364	71.05	688
4.500 - 4.999	485	165,319,975.87	4.98%	4.688	359	73.87	699
5.000 - 5.499	13	7,485,699.79	0.23%	5.065	357	78.29	680
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
580-599	202	66,742,028.47	2.01%	4.228	361	65.85	590
600-619	397	132,286,984.58	3.98%	4.228	362	65.56	612
620-639	1,003	396,433,639.76	11.94%	4.215	362	69.00	630
640-659	1,063	470,587,256.55	14.17%	4.215	363	70.59	649
660-679	972	532,172,996.80	16.03%	4.190	365	71.34	670
680-699	620	387,049,495.23	11.66%	4.213	363	71.81	689
700-719	518	333,932,833.38	10.06%	4.194	363	73.80	709
720-739	499	344,418,736.94	10.37%	4.196	360	72.13	729
740-759	408	285,274,339.75	8.59%	4.181	363	71.80	749
760-779	366	247,739,311.04	7.46%	4.194	366	72.34	769
780-799	156	113,512,401.51	3.42%	4.147	358	71.71	786
800+	18	10,543,824.75	0.32%	4.179	358	74.75	807
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	283	138,916,797.11	4.18%	4.146	370	40.61	677
50.00- 54.99	194	107,607,543.59	3.24%	4.168	363	52.30	668
55.00- 59.99	238	143,843,600.82	4.33%	4.190	363	57.58	671
60.00- 64.99	375	211,716,377.56	6.38%	4.188	367	62.57	672
65.00- 69.99	730	485,852,415.49	14.63%	4.177	362	67.34	692
70.00- 74.99	1,085	674,825,152.60	20.32%	4.198	363	71.74	689
75.00- 79.99	1,666	852,093,665.64	25.66%	4.214	361	75.98	690
80.00	1,316	623,769,771.17	18.78%	4.226	361	80.00	704
80.01- 84.99	18	3,728,879.58	0.11%	4.233	364	82.67	708
85.00- 89.99	33	8,773,380.58	0.26%	4.241	363	87.96	693
90.00- 94.99	85	19,405,568.33	0.58%	4.266	361	93.03	685
95.00- 99.99	199	50,160,696.29	1.51%	4.175	366	95.00	679
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
180	2	346,235.20	0.01%	4.174	177	66.73	675
360	6,004	3,189,391,389.36	96.05%	4.200	358	71.28	689
480	216	130,956,224.20	3.94%	4.218	478	67.65	689
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
121-180	2	346,235.20	0.01%	4.174	177	66.73	675
355-357	1,864	1,005,079,056.71	30.27%	4.241	357	71.80	694
358-360	4,140	2,184,312,332.65	65.78%	4.181	359	71.04	687
361+	216	130,956,224.20	3.94%	4.218	478	67.65	689
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Negam MTA	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	917	573,698,405.49	17.28%	3.999	362	71.53	697
Prepay Penalty: 12 months	2,917	1,747,100,662.14	52.61%	4.143	364	70.68	693
Prepay Penalty: 30 months	2	507,805.25	0.02%	4.373	357	72.89	632
Prepay Penalty: 36 months	2,386	999,386,975.88	30.10%	4.417	361	71.71	679
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Reduced Documentation	5,294	2,868,519,233.68	86.38%	4.197	363	70.28	687
Full Documentation	928	452,174,615.08	13.62%	4.219	362	76.55	704
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	3,470	1,756,346,940.61	52.89%	4.213	363	68.87	681
Purchase	1,800	1,089,992,243.89	32.82%	4.179	362	75.91	703
Rate/Term Refinance	952	474,354,664.26	14.28%	4.201	363	68.55	690
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single Family	5,172	2,905,328,907.68	87.49%	4.192	363	70.84	689
Condominium	629	273,995,802.39	8.25%	4.211	363	73.86	689
Two-Four Family	338	110,207,384.73	3.32%	4.389	359	74.57	700
Cooperative	81	30,683,640.18	0.92%	4.203	368	62.63	710
Townhouse	2	478,113.78	0.01%	4.123	359	74.01	686
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	5,569	3,091,155,418.00	93.09%	4.187	363	71.14	688
Second Home	204	133,981,040.04	4.03%	4.175	360	69.75	709
Investor	449	95,557,390.72	2.88%	4.672	359	72.93	704
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	71	31,110,662.09	0.94%	4.175	359	72.12	696
California	3,103	1,916,077,057.01	57.70%	4.162	364	70.43	691
Colorado	192	93,137,491.06	2.80%	4.167	362	72.44	697
Connecticut	184	112,671,991.54	3.39%	4.237	360	70.36	690
Delaware	7	4,878,291.36	0.15%	4.418	358	72.71	717
District of Columbia	13	6,829,117.19	0.21%	4.263	358	68.59	674
Florida	522	214,569,341.30	6.46%	4.277	362	73.47	679
Georgia	52	29,028,109.33	0.87%	4.221	373	71.64	685
Idaho	3	1,699,920.11	0.05%	4.172	359	74.32	709
Illinois	194	76,618,781.68	2.31%	4.226	359	73.48	682
Indiana	16	4,680,505.45	0.14%	4.206	358	77.49	720
Kentucky	5	1,216,541.09	0.04%	4.416	385	78.27	736
Maryland	114	49,668,113.37	1.50%	4.272	360	70.91	675
Massachusetts	188	98,223,024.96	2.96%	4.244	361	70.83	692
Michigan	181	62,884,261.23	1.89%	4.354	359	73.79	685
Minnesota	69	27,806,060.14	0.84%	4.364	361	73.62	695
Missouri	11	3,038,164.80	0.09%	4.253	357	74.44	709
Nevada	91	42,959,642.39	1.29%	4.217	359	71.59	696
New Hampshire	11	2,854,047.86	0.09%	4.297	358	71.32	697
New Jersey	245	112,076,897.28	3.38%	4.206	361	72.25	676
New York	359	197,207,397.43	5.94%	4.290	359	69.81	692
North Carolina	14	11,661,843.67	0.35%	4.197	358	70.15	726
Ohio	67	14,041,699.37	0.42%	4.370	358	79.00	679
Oregon	37	14,438,654.25	0.43%	4.189	358	75.77	691
Pennsylvania	48	17,181,586.48	0.52%	4.263	358	72.95	670
Rhode Island	20	7,665,145.10	0.23%	4.258	358	71.61	682
South Carolina	13	5,516,928.71	0.17%	4.302	378	75.90	707
Texas	34	7,434,150.76	0.22%	4.255	358	80.69	683
Utah	30	7,921,807.39	0.24%	4.263	358	76.78	673
Virginia	148	71,917,423.56	2.17%	4.283	364	72.52	682
Washington	162	69,310,007.16	2.09%	4.204	359	71.28	685
Wisconsin	18	4,369,183.64	0.13%	4.305	358	72.75	669
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	1	431,469.33	0.01%	3.193	359	76.55	677
1.500 - 1.999	21	10,152,995.24	0.31%	3.626	357	56.91	722
2.000 - 2.499	3,651	2,224,552,362.12	66.99%	4.093	363	70.63	694
2.500 - 2.999	2,224	999,951,949.80	30.11%	4.391	362	72.25	679
3.000 - 3.499	322	85,135,427.62	2.56%	4.828	358	72.81	698
3.500 - 3.999	3	469,644.65	0.01%	5.390	357	80.00	663
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	1	431,469.33	0.01%	3.193	359	76.55	677
1.500 - 1.999	21	10,152,995.24	0.31%	3.626	357	56.91	722
2.000 - 2.499	3,651	2,224,552,362.12	66.99%	4.093	363	70.63	694
2.500 - 2.999	2,224	999,951,949.80	30.11%	4.391	362	72.25	679
3.000 - 3.499	322	85,135,427.62	2.56%	4.828	358	72.81	698
3.500 - 3.999	3	469,644.65	0.01%	5.390	357	80.00	663
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	5,429	2,924,260,868.70	88.06%	4.166	363	70.55	687
10.000 -10.499	758	380,318,501.29	11.45%	4.434	359	75.51	703
10.500 -10.999	32	15,439,112.25	0.46%	4.990	357	73.65	694
11.000 -11.499	1	598,649.02	0.02%	4.123	358	80.00	653
13.500 -13.999	2	76,717.50	0.00%	5.323	359	80.00	672
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
110.000	362	198,282,262.54	5.97%	4.288	359	69.79	692
125.000	5,860	3,122,411,586.22	94.03%	4.195	363	71.22	689
Total	6,222	3,320,693,848.76	100.00%	4.200	363	71.13	689

MI LTV <= 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
MGIC	1	385,226.54	0.01%	4.123	359	75.00	704
No MI	5,886	3,238,240,097.44	99.99%	4.200	363	70.57	689
Total	5,887	3,238,625,323.98	100.00%	4.200	363	70.57	689

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

MI LTV > 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
GEMICO	11	3,108,318.40	3.79%	4.176	369	93.02	693
MGIC	1	369,543.37	0.45%	4.123	358	95.00	641
No MI	3	1,040,379.91	1.27%	4.182	359	82.12	720
PMI	170	41,839,938.44	50.98%	4.210	361	93.28	682
Radian	66	13,786,560.50	16.80%	4.296	364	93.47	688
Republic	28	7,548,303.53	9.20%	4.197	367	93.62	689
United Guaranty	56	14,375,480.63	17.52%	4.125	372	93.39	675
Total	335	82,068,524.78	100.00%	4.206	364	93.22	683

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR2
Group I Mortgage Loans
Preliminary Collateral Information As of January 1, 2005

		Minimum	Maximum
Scheduled Principal Balance	$518,531,198	$11,175	$682,298
Average Scheduled Principal Balance	$219,159
Number of Mortgage Loans	2,366

Weighted Average Gross Coupon	4.282%	3.295%	5.323%
Weighted Average FICO Score	665	580	809
Weighted Average Combined Original LTV	73.89%	11.49%	95.00%

Weighted Average Original Term	363 months	180 months	480 months
Weighted Average Stated Remaining Term	361 months	176 months	479 months
Weighted Average Seasoning	2 months	1 months	4 months

Weighted Average Gross Margin	2.509%	1.522%	3.550%
Weighted Average Minimum Interest Rate	2.509%	1.522%	3.550%
Weighted Average Maximum Interest Rate	10.010%	9.950%	13.600%

Weighted Average Months to Roll	1 months	1 months	1 months

Weighted Average Neg Am Limit	124%	110	125
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Sep 1 2019	Dec 1 2044
Maximum Zip Code Concentration	0.48%	90044

ARM	100.00%

Negam MTA	100.00%

Not Interest Only	100.00%

Prepay Penalty: 36 months	50.52%
Prepay Penalty: 12 months	36.95%
Prepay Penalty: 0 months	12.43%
Prepay Penalty: 30 months	0.10%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

First Lien	100.00%

Reduced Documentation	79.43%
Full Documentation	20.57%

Cash Out Refinance	59.96%
Purchase	23.79%
Rate/Term Refinance	16.26%

Single Family	69.84%
Two-Four Family	15.38%
Condominium	12.89%
Cooperative	1.87%
Townhouse	0.01%

Primary	86.07%
Investor	11.89%
Second Home	2.04%

Top 5 States:
California	36.25%
Florida	11.15%
New York	7.20%
New Jersey	5.65%
Illinois	4.82%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	49	2,003,411.79	0.39%	4.672	365	76.03	693
50,000.01 - 100,000.00	196	15,323,898.14	2.96%	4.454	359	70.10	667
100,000.01 - 150,000.00	347	44,496,929.37	8.58%	4.341	362	73.13	663
150,000.01 - 200,000.00	445	78,621,628.48	15.16%	4.300	360	73.33	657
200,000.01 - 250,000.00	421	95,240,440.55	18.37%	4.268	362	73.55	660
250,000.01 - 300,000.00	432	119,328,843.95	23.01%	4.262	361	73.26	668
300,000.01 - 350,000.00	359	117,217,047.28	22.61%	4.240	361	74.49	663
350,000.01 - 400,000.00	82	29,709,011.44	5.73%	4.266	359	77.46	678
400,000.01 - 450,000.00	18	7,549,901.16	1.46%	4.360	364	71.35	693
450,000.01 - 500,000.00	9	4,285,237.51	0.83%	4.357	357	84.42	707
500,000.01 - 550,000.00	3	1,583,682.35	0.31%	4.298	358	81.70	712
550,000.01 - 600,000.00	2	1,169,512.88	0.23%	4.513	358	77.30	749
600,000.01 - 650,000.00	1	637,056.82	0.12%	4.263	358	89.93	766
650,000.01 - 700,000.00	2	1,364,596.00	0.26%	4.513	359	80.00	758
Total	2,366	518,531,197.72	100.00%	4.282	361	73.89	665

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.000 - 3.499	1	222,344.37	0.04%	3.295	358	67.58	683
3.500 - 3.999	206	47,943,781.46	9.25%	3.915	358	72.93	659
4.000 - 4.499	1,803	411,102,835.03	79.28%	4.261	361	73.70	661
4.500 - 4.999	351	58,610,227.58	11.30%	4.724	359	75.95	699
5.000 - 5.499	5	652,009.28	0.13%	5.080	358	80.00	655
Total	2,366	518,531,197.72	100.00%	4.282	361	73.89	665

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
580-599	135	26,322,888.12	5.08%	4.262	361	64.62	590
600-619	273	57,551,449.51	11.10%	4.256	360	65.56	611
620-639	567	127,945,311.74	24.67%	4.239	360	70.39	630
640-659	437	98,392,596.20	18.98%	4.256	361	73.41	647
660-679	153	32,647,465.62	6.30%	4.323	363	83.09	669
680-699	194	38,487,696.28	7.42%	4.310	362	80.73	689
700-719	165	35,130,161.66	6.77%	4.333	360	80.08	709
720-739	157	36,419,868.84	7.02%	4.320	360	79.02	729
740-759	119	28,115,763.82	5.42%	4.356	359	78.09	750
760-779	119	27,671,889.12	5.34%	4.343	364	77.42	769
780-799	40	8,298,650.53	1.60%	4.369	358	77.64	787
800+	7	1,547,456.28	0.30%	4.197	358	74.57	804
Total	2,366	518,531,197.72	100.00%	4.282	361	73.89	665

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	134	24,981,971.34	4.82%	4.180	362	39.82	631
50.00- 54.99	78	17,508,223.47	3.38%	4.233	362	52.45	624
55.00- 59.99	82	18,093,417.02	3.49%	4.240	360	57.32	625
60.00- 64.99	130	28,286,612.55	5.46%	4.239	357	62.62	633
65.00- 69.99	209	46,012,392.02	8.87%	4.297	358	67.22	637
70.00- 74.99	280	65,955,893.97	12.72%	4.306	360	72.51	658
75.00- 79.99	584	135,557,417.05	26.14%	4.292	362	76.43	671
80.00	588	121,846,172.26	23.50%	4.329	361	80.00	694
80.01- 84.99	14	2,177,762.00	0.42%	4.224	368	83.19	688
85.00- 89.99	32	8,249,446.08	1.59%	4.249	363	87.99	694
90.00- 94.99	77	16,269,359.06	3.14%	4.275	361	92.72	679
95.00- 99.99	158	33,592,530.90	6.48%	4.174	365	95.00	672
Total	2,366	518,531,197.72	100.00%	4.282	361	73.89	665

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
180	2	346,235.20	0.07%	4.174	177	66.73	675
360	2,305	505,275,455.76	97.44%	4.282	358	73.80	665
480	59	12,909,506.76	2.49%	4.283	478	77.38	671
Total	2,366	518,531,197.72	100.00%	4.282	361	73.89	665

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
121-180	2	346,235.20	0.07%	4.174	177	66.73	675
355-357	684	147,310,049.15	28.41%	4.365	357	75.26	671
358-360	1,621	357,965,406.61	69.03%	4.247	359	73.20	663
361+	59	12,909,506.76	2.49%	4.283	478	77.38	671
Total	2,366	518,531,197.72	100.00%	4.282	361	73.89	665

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	2,366	518,531,197.72	100.00%	4.282	361	73.89	665
Total	2,366	518,531,197.72	100.00%	4.282	361	73.89	665

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Negam MTA	2,366	518,531,197.72	100.00%	4.282	361	73.89	665
Total	2,366	518,531,197.72	100.00%	4.282	361	73.89	665

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	267	64,455,988.46	12.43%	4.072	360	74.98	671
Prepay Penalty: 12 months	842	191,584,092.07	36.95%	4.139	362	73.55	663
Prepay Penalty: 30 months	2	507,805.25	0.10%	4.373	357	72.89	632
Prepay Penalty: 36 months	1,255	261,983,311.94	50.52%	4.438	360	73.86	665
Total	2,366	518,531,197.72	100.00%	4.282	361	73.89	665

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	2,366	518,531,197.72	100.00%	4.282	361	73.89	665
Total	2,366	518,531,197.72	100.00%	4.282	361	73.89	665

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Reduced Documentation	1,807	411,893,947.93	79.43%	4.270	360	71.43	663
Full Documentation	559	106,637,249.79	20.57%	4.328	364	83.39	675
Total	2,366	518,531,197.72	100.00%	4.282	361	73.89	665

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	1,335	310,900,488.40	59.96%	4.272	360	70.02	662
Purchase	595	123,339,178.68	23.79%	4.293	362	81.62	675
Rate/Term Refinance	436	84,291,530.64	16.26%	4.301	361	76.82	662
Total	2,366	518,531,197.72	100.00%	4.282	361	73.89	665

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single Family	1,674	362,154,500.46	69.84%	4.267	360	73.19	656
Two-Four Family	299	79,736,376.90	15.38%	4.382	360	75.93	696
Condominium	339	66,862,824.29	12.89%	4.250	364	76.29	670
Cooperative	53	9,706,410.00	1.87%	4.223	361	66.39	720
Townhouse	1	71,086.07	0.01%	4.123	359	95.00	689
Total	2,366	518,531,197.72	100.00%	4.282	361	73.89	665

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	1,923	446,275,305.95	86.07%	4.230	361	73.71	660
Investor	389	61,655,660.80	11.89%	4.653	360	75.61	702
Second Home	54	10,600,230.97	2.04%	4.290	358	71.45	682
Total	2,366	518,531,197.72	100.00%	4.282	361	73.89	665

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	39	5,546,037.60	1.07%	4.368	361	78.64	666
California	719	187,966,780.97	36.25%	4.230	362	71.02	657
Colorado	82	16,272,689.97	3.14%	4.283	363	79.16	692
Connecticut	68	14,849,696.48	2.86%	4.355	358	73.15	666
Delaware	2	525,452.26	0.10%	4.563	358	80.00	677
District of Columbia	4	1,078,482.64	0.21%	4.349	358	67.12	668
Florida	317	57,816,012.44	11.15%	4.328	360	75.64	656
Georgia	23	4,178,063.15	0.81%	4.223	358	82.24	666
Idaho	2	477,839.36	0.09%	4.297	358	85.35	636
Illinois	119	24,971,368.67	4.82%	4.278	361	79.30	667
Indiana	11	1,288,670.07	0.25%	4.416	361	82.07	721
Kentucky	4	363,578.61	0.07%	4.517	446	85.96	674
Maryland	54	11,050,661.22	2.13%	4.286	361	72.53	668
Massachusetts	85	22,858,688.43	4.41%	4.353	359	74.05	676
Michigan	116	19,109,381.06	3.69%	4.387	363	79.90	676
Minnesota	42	8,323,685.85	1.61%	4.435	361	76.70	686
Missouri	9	1,111,872.42	0.21%	4.374	358	78.00	667
Nevada	46	10,050,732.35	1.94%	4.308	362	74.26	658
New Hampshire	10	1,991,938.26	0.38%	4.265	358	73.93	665
New Jersey	118	29,320,983.80	5.65%	4.133	358	72.49	661
New York	148	37,347,064.31	7.20%	4.348	359	69.90	683
North Carolina	4	893,086.71	0.17%	4.129	356	75.14	672
Ohio	57	6,694,015.22	1.29%	4.461	358	81.70	675
Oregon	20	3,165,363.91	0.61%	4.208	358	82.14	664
Pennsylvania	31	5,142,122.44	0.99%	4.335	358	72.91	669
Rhode Island	16	3,010,194.79	0.58%	4.361	358	71.06	653
South Carolina	9	1,091,769.98	0.21%	4.591	357	75.59	719
Texas	27	2,836,073.67	0.55%	4.427	358	84.06	688
Utah	22	3,244,627.71	0.63%	4.338	358	82.04	652
Virginia	55	13,611,293.58	2.62%	4.317	365	74.60	666
Washington	93	19,685,956.53	3.80%	4.219	360	77.51	677
Wisconsin	14	2,657,013.26	0.51%	4.387	358	74.04	667
Total	2,366	518,531,197.72	100.00%	4.282	361	73.89	665

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	10	2,278,548.03	0.44%	3.613	357	71.01	700
2.000 - 2.499	986	235,960,966.34	45.51%	4.090	362	73.54	662
2.500 - 2.999	1,114	240,536,127.14	46.39%	4.389	360	74.20	663
3.000 - 3.499	254	39,678,838.71	7.65%	4.806	358	74.24	698
3.500 - 3.999	2	76,717.50	0.01%	5.323	359	80.00	672
Total	2,366	518,531,197.72	100.00%	4.282	361	73.89	665

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.500 - 1.999	10	2,278,548.03	0.44%	3.613	357	71.01	700
2.000 - 2.499	986	235,960,966.34	45.51%	4.090	362	73.54	662
2.500 - 2.999	1,114	240,536,127.14	46.39%	4.389	360	74.20	663
3.000 - 3.499	254	39,678,838.71	7.65%	4.806	358	74.24	698
3.500 - 3.999	2	76,717.50	0.01%	5.323	359	80.00	672
Total	2,366	518,531,197.72	100.00%	4.282	361	73.89	665

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	1,901	434,798,693.52	83.85%	4.220	361	73.46	659
10.000 -10.499	447	80,268,393.75	15.48%	4.589	360	76.07	694
10.500 -10.999	16	3,387,392.95	0.65%	4.961	357	76.60	714
13.500 -13.999	2	76,717.50	0.01%	5.323	359	80.00	672
Total	2,366	518,531,197.72	100.00%	4.282	361	73.89	665

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
110.000	149	37,446,834.65	7.22%	4.347	359	69.76	683
125.000	2,217	481,084,363.07	92.78%	4.277	361	74.21	664
Total	2,366	518,531,197.72	100.00%	4.282	361	73.89	665

MI LTV <= 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No MI	2,085	458,242,099.68	100.00%	4.291	360	71.37	664
Total	2,085	458,242,099.68	100.00%	4.291	360	71.37	664

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

MI LTV > 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
GEMICO	8	2,001,860.81	3.32%	4.206	376	91.92	693
PMI	141	29,882,517.83	49.57%	4.213	362	92.86	676
Radian	60	11,354,719.79	18.83%	4.305	366	93.16	685
Republic	24	5,842,085.04	9.69%	4.211	369	93.89	685
United Guaranty	48	11,207,914.57	18.59%	4.122	362	92.93	668
Total	281	60,289,098.04	100.00%	4.213	364	93.00	677

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR2
Group II Mortgage Loans
Preliminary Collateral Information As of January 1, 2005

		Minimum	Maximum
Scheduled Principal Balance	$2,802,162,651	$28,872	$2,479,094
Average Scheduled Principal Balance	$726,702
Number of Mortgage Loans	3,856

Weighted Average Gross Coupon	4.185%	3.193%	5.403%
Weighted Average FICO Score	694	580	816
Weighted Average Combined Original LTV	70.63%	20.81%	95.00%

Weighted Average Original Term	365 months	360 months	480 months
Weighted Average Stated Remaining Term	363 months	356 months	479 months
Weighted Average Seasoning	2 months	1 months	4 months

Weighted Average Gross Margin	2.412%	1.420%	3.630%
Weighted Average Minimum Interest Rate	2.412%	1.420%	3.630%
Weighted Average Maximum Interest Rate	9.977%	9.700%	11.450%

Weighted Average Months to Roll	1 months	1 months	1 months

Weighted Average Neg Am Limit	124%	110	125
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Sep 1 2034	Dec 1 2044
Maximum Zip Code Concentration	0.82%	92679

ARM	100.00%

Negam MTA	100.00%

Not Interest Only	100.00%

Prepay Penalty: 12 months	55.51%
Prepay Penalty: 36 months	26.32%
Prepay Penalty: 0 months	18.17%

First Lien	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

First Lien	100.00%

Reduced Documentation	87.67%
Full Documentation	12.33%

Cash Out Refinance	51.58%
Purchase	34.50%
Rate/Term Refinance	13.92%

Single Family	90.76%
Condominium	7.39%
Two-Four Family	1.09%
Cooperative	0.75%
Townhouse	0.01%

Primary	94.39%
Second Home	4.40%
Investor	1.21%

Top 5 States:
California	61.67%
New York	5.70%
Florida	5.59%
Connecticut	3.49%
New Jersey	2.95%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	1	28,872.39	0.00%	4.123	357	80.00	766
100,000.01 - 150,000.00	1	137,536.58	0.00%	4.573	357	83.37	780
300,000.01 - 350,000.00	1	335,729.14	0.01%	4.373	356	75.00	580
350,000.01 - 400,000.00	474	180,403,730.02	6.44%	4.212	362	72.03	671
400,000.01 - 450,000.00	483	205,675,763.88	7.34%	4.196	363	72.37	672
450,000.01 - 500,000.00	382	182,053,087.30	6.50%	4.204	363	71.34	674
500,000.01 - 550,000.00	292	152,988,458.00	5.46%	4.209	361	73.59	673
550,000.01 - 600,000.00	242	139,669,760.07	4.98%	4.185	361	72.74	673
600,000.01 - 650,000.00	245	155,092,801.64	5.53%	4.163	362	71.38	668
650,000.01 - 700,000.00	112	76,109,834.29	2.72%	4.200	365	69.04	672
700,000.01 - 750,000.00	92	67,042,006.37	2.39%	4.220	361	68.96	666
750,000.01 - 800,000.00	247	192,477,615.24	6.87%	4.137	363	72.34	706
800,000.01 - 850,000.00	166	137,686,313.89	4.91%	4.184	363	70.99	700
850,000.01 - 900,000.00	204	179,460,089.67	6.40%	4.151	363	72.52	711
900,000.01 - 950,000.00	132	122,265,162.57	4.36%	4.174	365	70.75	704
950,000.01 - 1,000,000.00	225	221,609,482.76	7.91%	4.162	364	68.57	705
1,000,000.01+	557	789,126,407.23	28.16%	4.196	363	68.52	713
Total	3,856	2,802,162,651.04	100.00%	4.185	363	70.63	694

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.000 - 3.499	2	1,079,558.34	0.04%	3.254	358	72.78	673
3.500 - 3.999	552	410,486,533.39	14.65%	3.927	359	70.25	699
4.000 - 4.499	3,160	2,277,053,120.51	81.26%	4.207	364	70.57	693
4.500 - 4.999	134	106,709,748.29	3.81%	4.669	359	72.72	698
5.000 - 5.499	8	6,833,690.51	0.24%	5.063	357	78.12	682
Total	3,856	2,802,162,651.04	100.00%	4.185	363	70.63	694

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
580-599	67	40,419,140.35	1.44%	4.206	361	66.65	590
600-619	124	74,735,535.07	2.67%	4.207	364	65.56	612
620-639	436	268,488,328.02	9.58%	4.203	362	68.34	630
640-659	626	372,194,660.35	13.28%	4.204	364	69.84	650
660-679	819	499,525,531.18	17.83%	4.181	365	70.57	670
680-699	426	348,561,798.95	12.44%	4.202	363	70.83	689
700-719	353	298,802,671.72	10.66%	4.177	363	73.06	709
720-739	342	307,998,868.10	10.99%	4.181	360	71.32	729
740-759	289	257,158,575.93	9.18%	4.162	363	71.11	749
760-779	247	220,067,421.92	7.85%	4.175	366	71.70	769
780-799	116	105,213,750.98	3.75%	4.129	358	71.24	786
800+	11	8,996,368.47	0.32%	4.176	358	74.78	808
Total	3,856	2,802,162,651.04	100.00%	4.185	363	70.63	694

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	149	113,934,825.77	4.07%	4.138	372	40.78	687
50.00- 54.99	116	90,099,320.12	3.22%	4.155	363	52.27	677
55.00- 59.99	156	125,750,183.80	4.49%	4.183	363	57.62	678
60.00- 64.99	245	183,429,765.01	6.55%	4.180	369	62.57	678
65.00- 69.99	521	439,840,023.47	15.70%	4.165	362	67.35	697
70.00- 74.99	805	608,869,258.63	21.73%	4.186	363	71.65	693
75.00- 79.99	1,082	716,536,248.59	25.57%	4.199	361	75.89	693
80.00	728	501,923,598.91	17.91%	4.202	361	80.00	706
80.01- 84.99	4	1,551,117.58	0.06%	4.245	358	81.93	735
85.00- 89.99	1	523,934.50	0.02%	4.123	359	87.50	683
90.00- 94.99	8	3,136,209.27	0.11%	4.217	358	94.60	713
95.00- 99.99	41	16,568,165.39	0.59%	4.177	367	95.00	694
Total	3,856	2,802,162,651.04	100.00%	4.185	363	70.63	694

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	3,699	2,684,115,933.60	95.79%	4.184	358	70.80	694
480	157	118,046,717.44	4.21%	4.211	478	66.58	691
Total	3,856	2,802,162,651.04	100.00%	4.185	363	70.63	694

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
355-357	1,180	857,769,007.56	30.61%	4.219	357	71.20	697
358-360	2,519	1,826,346,926.04	65.18%	4.168	359	70.62	692
361+	157	118,046,717.44	4.21%	4.211	478	66.58	691
Total	3,856	2,802,162,651.04	100.00%	4.185	363	70.63	694

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	3,856	2,802,162,651.04	100.00%	4.185	363	70.63	694
Total	3,856	2,802,162,651.04	100.00%	4.185	363	70.63	694

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Negam MTA	3,856	2,802,162,651.04	100.00%	4.185	363	70.63	694
Total	3,856	2,802,162,651.04	100.00%	4.185	363	70.63	694

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	650	509,242,417.03	18.17%	3.990	362	71.09	700
Prepay Penalty: 12 months	2,075	1,555,516,570.07	55.51%	4.143	364	70.32	696
Prepay Penalty: 36 months	1,131	737,403,663.94	26.32%	4.410	362	70.94	683
Total	3,856	2,802,162,651.04	100.00%	4.185	363	70.63	694

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	3,856	2,802,162,651.04	100.00%	4.185	363	70.63	694
Total	3,856	2,802,162,651.04	100.00%	4.185	363	70.63	694

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Reduced Documentation	3,487	2,456,625,285.75	87.67%	4.185	363	70.09	691
Full Documentation	369	345,537,365.29	12.33%	4.186	362	74.43	713
Total	3,856	2,802,162,651.04	100.00%	4.185	363	70.63	694

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	2,135	1,445,446,452.21	51.58%	4.201	363	68.62	685
Purchase	1,205	966,653,065.21	34.50%	4.164	362	75.19	706
Rate/Term Refinance	516	390,063,133.62	13.92%	4.180	363	66.77	696
Total	3,856	2,802,162,651.04	100.00%	4.185	363	70.63	694

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single Family	3,498	2,543,174,407.22	90.76%	4.182	363	70.50	693
Condominium	290	207,132,978.10	7.39%	4.199	362	73.08	695
Two-Four Family	39	30,471,007.83	1.09%	4.406	358	71.00	712
Cooperative	28	20,977,230.18	0.75%	4.194	371	60.89	706
Townhouse	1	407,027.71	0.01%	4.123	359	70.34	685
Total	3,856	2,802,162,651.04	100.00%	4.185	363	70.63	694

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	3,646	2,644,880,112.05	94.39%	4.180	363	70.71	693
Second Home	150	123,380,809.07	4.40%	4.166	360	69.60	711
Investor	60	33,901,729.92	1.21%	4.707	357	68.06	707
Total	3,856	2,802,162,651.04	100.00%	4.185	363	70.63	694

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	32	25,564,624.49	0.91%	4.133	358	70.71	702
California	2,384	1,728,110,276.04	61.67%	4.154	364	70.37	695
Colorado	110	76,864,801.09	2.74%	4.143	361	71.02	698
Connecticut	116	97,822,295.06	3.49%	4.219	360	69.93	694
Delaware	5	4,352,839.10	0.16%	4.400	358	71.82	722
District of Columbia	9	5,750,634.55	0.21%	4.247	358	68.87	675
Florida	205	156,753,328.86	5.59%	4.259	363	72.66	688
Georgia	29	24,850,046.18	0.89%	4.221	376	69.86	688
Idaho	1	1,222,080.75	0.04%	4.123	359	70.00	737
Illinois	75	51,647,413.01	1.84%	4.202	359	70.67	690
Indiana	5	3,391,835.38	0.12%	4.126	357	75.75	719
Kentucky	1	852,962.48	0.03%	4.373	359	75.00	762
Maryland	60	38,617,452.15	1.38%	4.267	359	70.45	677
Massachusetts	103	75,364,336.53	2.69%	4.211	361	69.85	697
Michigan	65	43,774,880.17	1.56%	4.339	358	71.13	689
Minnesota	27	19,482,374.29	0.70%	4.333	361	72.30	699
Missouri	2	1,926,292.38	0.07%	4.183	357	72.38	733
Nevada	45	32,908,910.04	1.17%	4.190	358	70.77	708
New Hampshire	1	862,109.60	0.03%	4.373	357	65.28	772
New Jersey	127	82,755,913.48	2.95%	4.231	361	72.16	681
New York	211	159,860,333.12	5.70%	4.277	360	69.80	695
North Carolina	10	10,768,756.96	0.38%	4.202	358	69.74	730
Ohio	10	7,347,684.15	0.26%	4.288	358	76.55	683
Oregon	17	11,273,290.34	0.40%	4.183	358	73.98	699
Pennsylvania	17	12,039,464.04	0.43%	4.233	357	72.97	671
Rhode Island	4	4,654,950.31	0.17%	4.191	359	71.97	701
South Carolina	4	4,425,158.73	0.16%	4.231	383	75.98	704
Texas	7	4,598,077.09	0.16%	4.148	358	78.61	680
Utah	8	4,677,179.68	0.17%	4.211	358	73.13	688
Virginia	93	58,306,129.98	2.08%	4.275	363	72.03	685
Washington	69	49,624,050.63	1.77%	4.198	359	68.81	688
Wisconsin	4	1,712,170.38	0.06%	4.178	357	70.75	672
Total	3,856	2,802,162,651.04	100.00%	4.185	363	70.63	694

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	1	431,469.33	0.02%	3.193	359	76.55	677
1.500 - 1.999	11	7,874,447.21	0.28%	3.630	358	52.83	729
2.000 - 2.499	2,665	1,988,591,395.78	70.97%	4.094	364	70.29	697
2.500 - 2.999	1,110	759,415,822.66	27.10%	4.391	362	71.63	683
3.000 - 3.499	68	45,456,588.91	1.62%	4.847	357	71.56	698
3.500 - 3.999	1	392,927.15	0.01%	5.403	357	80.00	661
Total	3,856	2,802,162,651.04	100.00%	4.185	363	70.63	694

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	1	431,469.33	0.02%	3.193	359	76.55	677
1.500 - 1.999	11	7,874,447.21	0.28%	3.630	358	52.83	729
2.000 - 2.499	2,665	1,988,591,395.78	70.97%	4.094	364	70.29	697
2.500 - 2.999	1,110	759,415,822.66	27.10%	4.391	362	71.63	683
3.000 - 3.499	68	45,456,588.91	1.62%	4.847	357	71.56	698
3.500 - 3.999	1	392,927.15	0.01%	5.403	357	80.00	661
Total	3,856	2,802,162,651.04	100.00%	4.185	363	70.63	694

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	3,528	2,489,462,175.18	88.84%	4.156	363	70.04	692
10.000 -10.499	311	300,050,107.54	10.71%	4.393	359	75.36	705
10.500 -10.999	16	12,051,719.30	0.43%	4.998	357	72.82	688
11.000 -11.499	1	598,649.02	0.02%	4.123	358	80.00	653
Total	3,856	2,802,162,651.04	100.00%	4.185	363	70.63	694

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
110.000	213	160,835,427.89	5.74%	4.275	360	69.79	694
125.000	3,643	2,641,327,223.15	94.26%	4.180	363	70.68	694
Total	3,856	2,802,162,651.04	100.00%	4.185	363	70.63	694

MI LTV <= 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
MGIC	1	385,226.54	0.01%	4.123	359	75.00	704
No MI	3,801	2,779,997,997.76	99.99%	4.185	363	70.44	694
Total	3,802	2,780,383,224.30	100.00%	4.185	363	70.44	694

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

MI LTV > 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
GEMICO	3	1,106,457.59	5.08%	4.123	357	95.00	693
MGIC	1	369,543.37	1.70%	4.123	358	95.00	641
No MI	3	1,040,379.91	4.78%	4.182	359	82.12	720
PMI	29	11,957,420.61	54.90%	4.200	358	94.34	699
Radian	6	2,431,840.71	11.17%	4.253	358	94.92	699
Republic	4	1,706,218.49	7.83%	4.146	358	92.70	701
United Guaranty	8	3,167,566.06	14.54%	4.135	406	95.00	699
Total	54	21,779,426.74	100.00%	4.186	365	93.83	699